Exhibit 99.1

DEBTOR:	Thornburg Mortgage, Inc., et al. [a]	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended June 30, 2009

Accounting Method:    ☒ Accrual Basis        ☐Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U.S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U.S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)
☒	☐	2. Balance Sheet (Form 2-C)
☒	☐	3. Profit and Loss Statement (Form 2-D)
☒	☐	4. Supporting Schedules (Form 2-E)
☒	☐	5. Disbursements Summary (Form 2-F)
☒	☐	6. Narrative (Form 2-G)
☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)
☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes	No
Please answer the questions below:

1. Is the business still operating?	X
2. Were any assets (other than inventory) sold this month?		X
3. Were all employees timely paid this month?	X
4. Are all insurance policies and operating licenses current and in effect?	X
5. Did you open any new bank accounts this month?		X
6. Did you deposit all receipts into your DIP account this month?	X
7. Have all taxes been timely paid (payroll, sales, etc.)?	X
8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief. [b]

Executed on:	7/20/2009	Print Name:	Clarence G. Simmons III

		Signature:	/s/ Clarence G. Simmons III

		Title:	Senior Executive Vice President, CFO

[a]	Includes the following Debtors: Thornburg Mortgage, Inc. (Case No. 09-17787), Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
[b]	See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report (Form 2-G) which is incorporated herein by reference.

Rev. 4/2008

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 6/1/2009 to 6/30/2009

CASH FLOW SUMMARY

	Current Month		Accumulated
1. Beginning Cash Balance	$19,584,127	(1)	$16,847,967	(1)

2. Cash Receipts
Operations	2,746,266		6,168,767
Sale of Assets	—		—
Loans/advances	—		—
Other	—		—

Total Cash Receipts	$2,746,266		$6,168,767

3. Cash Disbursements
Operations	372,349		1,058,690
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	17,600		17,600
Other	—		—

Total Cash Disbursements	$389,949		$1,076,290

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	2,356,317		5,092,477

5. Ending Cash Balance (to Form 2-C)	$21,940,444	(2)	$21,940,444	(2)

CASH BALANCE SUMMARY

		Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
Account Name/Number	Institution

xxxxxxx2822	New Mexico Bank & Trust	$21,518,122	$—	$108,286	$21,409,836
xxxxxxx2520	Los Alamos National Bank	—	—	—	—
xxxxxxx2501	Los Alamos National Bank	—	—	—	—
xxxxxxx0620	Los Alamos National Bank	—	—	—	—
xxxxxxx0601	Los Alamos National Bank	—	—	—	—
xxxxxxx0805	J.P. Morgan	107,866	—	—	107,866
xxxxxxx1807	New Mexico Bank & Trust	5,502	—	—	5,502
xxxxxxx2954	New Mexico Bank & Trust	297,302	—	4,646	292,655
xxxxxxx2989	New Mexico Bank & Trust	24,601	—	—	24,601
xxxxxxx5856	New Mexico Bank & Trust	99,984	—	—	99,984
xxxxxxx9638	The Bank of New York Mellon	1,001	—	1,001	—
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—

TOTAL		$22,054,378	$—	$113,933	$21,940,444	(2)

(must agree with Ending Cash Balance above)
Restricted Cash
xxxxxxx212	Century Trust, LLP	$55,575	$—	$—	$55,575

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.
(2)	All cash balances should be the same.

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 6/1/2009 to 6/30/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
6/1/2009	6748	FedEx	Shipping	$114
6/15/2009	2064	TMA Employee	Payroll	2,279
6/15/2009	2065	TMA Employee	Payroll	1,905
6/15/2009	2066	TMA Employee	Payroll	2,468
6/15/2009	2067	TMA Employee	Payroll	4,164
6/15/2009	2068	TMA Employee	Payroll	1,925
6/15/2009	2069	TMA Employee	Payroll	7,589
6/15/2009	2070	TMA Employee	Payroll	4,606
6/15/2009	2071	TMA Employee	Payroll	1,250
6/15/2009	2073	TMA Employee	Payroll	2,804
6/15/2009	2074	TMA Employee	Payroll	2,539
6/15/2009	2075	TMA Employee	Payroll	2,101
6/15/2009	2076	TMA Employee	Payroll	5,119
6/15/2009	2077	TMA Employee	Payroll	1,390
6/15/2009	2078	TMA Employee	Payroll	3,443
6/15/2009	2079	TMA Employee	Payroll	3,829
6/15/2009	2080	TMA Employee	Payroll	2,232
6/15/2009	2081	TMA Employee	Payroll	3,186
6/15/2009	2082	TMA Employee	Payroll	1,824
6/15/2009	2083	TMA Employee	Payroll	146
6/15/2009	2084	TMA Employee	Payroll	2,286
6/15/2009	2085	TMA Employee	Payroll	4,750
6/15/2009	2086	TMA Employee	Payroll	2,587
6/15/2009	2087	TMA Employee	Payroll	2,988
6/15/2009	2088	TMA Employee	Payroll	135
6/15/2009	2089	TMA Employee	Payroll	3,149
6/15/2009	2090	TMA Employee	Payroll	2,430
6/15/2009	2091	TMA Employee	Payroll	1,934
6/15/2009	2092	TMA Employee	Payroll	1,782
6/15/2009	2093	TMA Employee	Payroll	1,364
6/15/2009	2094	TMA Employee	Payroll	3,224
6/15/2009	2095	TMA Employee	Payroll	1,812
6/15/2009	2096	TMA Employee	Payroll	2,587
6/15/2009	2097	TMA Employee	Payroll	97
6/15/2009	2098	TMA Employee	Payroll	1,777
6/15/2009	2099	TMA Employee	Payroll	264
6/15/2009	2100	TMA Employee	Payroll	1,092
6/15/2009	2101	TMA Employee	Payroll	47
6/15/2009	2102	TMA Employee	Payroll	7,142
6/15/2009	2103	TMA Employee	Payroll	1,337
6/15/2009	2104	TMA Employee	Payroll	3,382
6/15/2009	2105	TMA Employee	Payroll	2,536
6/15/2009	2106	TMA Employee	Payroll	3,620
6/15/2009	2107	TMA Employee	Payroll	91

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 6/1/2009 to 6/30/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
6/15/2009	2018	TMA Employee	Payroll	1,007
6/15/2009	2019	TMA Employee	Payroll	1,314
6/15/2009	2110	TMA Employee	Payroll	63
6/15/2009	Wire	ADP	Payroll Taxes	50,413
6/15/2009	Wire	New Mexico Bank&Trust	Wire fee	21
6/18/2009	6749	American Stock Transfer & Trust	Transfer fee	5,600
6/18/2009	6750	FedEx	Shipping	29
6/18/2009	6751	TMA Officer	Travel Reimbursement	7,148
6/18/2009	6752	Thornburg Investment Management	Postage	22
6/19/2009	Wire	Cenlar	Loan Advance	446
6/19/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	63
6/19/2009	Wire	Epiq Bankruptcy Solutions, LLC	Professional services	17,600
6/19/2009	Wire	Bayard Advertising Agency Inc.	Wall Street Journal Bankruptcy Ad	23,205
6/26/2009	Wire	ADP	Payroll Taxes	44,790
6/26/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
6/29/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
6/29/2009	Wire	Aon Risk Services of NM	Workman’s Compensation Insurance	1,225
6/30/2009	2111	TMA Employee	Payroll	2,277
6/30/2009	2112	TMA Employee	Payroll	1,548
6/30/2009	2113	TMA Employee	Payroll	1,495
6/30/2009	2114	TMA Employee	Payroll	4,162
6/30/2009	2115	TMA Employee	Payroll	2,103
6/30/2009	2116	TMA Employee	Payroll	7,587
6/30/2009	2117	TMA Employee	Payroll	4,604
6/30/2009	2118	TMA Employee	Payroll	1,270
6/30/2009	2119	TMA Employee	Payroll	2,802
6/30/2009	2120	TMA Employee	Payroll	2,537
6/30/2009	2121	TMA Employee	Payroll	1,932
6/30/2009	2122	TMA Employee	Payroll	3,507
6/30/2009	2123	TMA Employee	Payroll	3,441
6/30/2009	2124	TMA Employee	Payroll	3,827
6/30/2009	2125	TMA Employee	Payroll	2,230
6/30/2009	2126	TMA Employee	Payroll	2,844
6/30/2009	2127	TMA Employee	Payroll	1,421
6/30/2009	2128	TMA Employee	Payroll	2,440
6/30/2009	2129	TMA Employee	Payroll	5,003
6/30/2009	2130	TMA Employee	Payroll	2,585
6/30/2009	2131	TMA Employee	Payroll	3,155
6/30/2009	2132	TMA Employee	Payroll	2,617
6/30/2009	2133	TMA Employee	Payroll	1,858
6/30/2009	2134	TMA Employee	Payroll	2,183
6/30/2009	2135	TMA Employee	Payroll	2,152
6/30/2009	2136	TMA Employee	Payroll	1,459

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 6/1/2009 to 6/30/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
6/30/2009	2137	TMA Employee	Payroll	3,882
6/30/2009	2138	TMA Employee	Payroll	959
6/30/2009	2139	TMA Employee	Payroll	2,587
6/30/2009	2140	TMA Employee	Payroll	1,940
6/30/2009	2141	TMA Employee	Payroll	7,140
6/30/2009	2142	TMA Employee	Payroll	1,335
6/30/2009	2143	TMA Employee	Payroll	4,824
6/30/2009	2144	TMA Employee	Payroll	2,534
6/30/2009	2145	TMA Employee	Payroll	3,037
6/30/2009	2146	TMA Employee	Payroll	1,382
6/30/2009	2147	TMA Employee	Payroll	1,470

Total Cash Disbursements				$364,445	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 6/1/2009 to 6/30/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
6/1/2009	15128	FedEX	Shipping	$411
6/1/2009	15129	State of Nevada AR Payments	Annual report fee	200
6/1/2009	15130	Voided Check	N/A	—
6/18/2009	15131	Department of Revenue Services	Withdrawal Fee	30
6/18/2009	15132	Office of the State Bank Commissioner	Annual report fee	55
6/18/2009	15133	FedEX	Shipping	1,493
6/18/2009	15134	LaSalle Bank N. A.	Document Custodian Fee	385
6/18/2009	15135	United Concordia	Employee Dental insurance	892
6/18/2009	15136	Vision Service Plan - (IC)	Employee Vision insurance	185
6/18/2009	15137	TMA Officer	Shipping Reimbursement	628
6/18/2009	15138	Kentucky State Treasurer	Annual report fee	15
6/18/2009	15139	West Virginia Division of Banking	Annual report fee	25
6/18/2009	15140	Thornburg Investment Mgmt	Postage Reimbursement	22
6/18/2009	15141	Century Bank FSB	Letter of Credit Interest	3,833
6/18/2009	15143	United Concordia	Employee Dental insurance	930
6/18/2009	15144	Kentucky State Treasurer	Change of address Fee	10
6/18/2009	15145	Kansas_State Bank Commissioner	Annual report fee	2,140

Total Cash Disbursements				$11,255	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 6/1/2009 to 6/30/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
6/5/2009	ACH	ADP	Payroll processing	$211
6/5/2009	ACH	ADP	Payroll processing	183
6/12/2009	ACH	ADP	Payroll processing	11
6/19/2009	ACH	ADP	Payroll processing	202
6/19/2009	EFT	Great-West Healthcare	Employee Health insurance	13,642

Total Cash Disbursements				$14,249	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: June 30, 2009

	Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B, line 5)	$21,940,444	$16,847,967
Accounts Receivable (from Form 2-E)	12,492,853	9,001,512
Receivable from Officers, Employees, Affiliates	—	—
Inventory	—	—
Other Current Assets: (List) Prepaid expenses & retainers	5,370,731	5,819,280
Accrued interest receivable	45,720	47,877

Total Current Assets	39,849,748	31,716,636

Fixed Assets:
Land	—	—
Building	—	—
Equipment, Furniture and Fixtures	1,202,815	1,202,815

Total Fixed Assets	1,202,815	1,202,815

Less: Accumulated Depreciation	601,407	534,584

Net Fixed Assets	601,408	668,231

Other Assets (List): Restricted cash	198,130,071	201,432,689
Mortgage servicing rights	86,272,665	87,104,385
Investment in subsidiaries	72,145,834	71,404,793
Loans held for sale	8,351,207	8,359,404
Deposits	3,605,000	300,000

TOTAL ASSETS	$408,955,933	$400,986,138

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)	$370,736	$—
Post-petition Accrued Professional Fees (from Form 2-E)	2,719,532	—
Post-petition Taxes Payable (from Form 2-E)	—	—
Post-petition Notes Payable (2)	3,305,000	—
Other Post-petition Payable (List):	—	—
______	—	—

Total Post Petition Liabilities	6,395,268	—

Pre Petition Liabilities:
Secured Debt	—	—
Priority Debt	—	—
Unsecured Debt (3)	3,678,576,787	3,679,761,751

Total Pre Petition Liabilities	3,678,576,787	3,679,761,751

TOTAL LIABILITIES	3,684,972,055	3,679,761,751

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity	3,676,025,182	3,676,025,182
Retained Earnings - Prepetition	(6,954,800,795)	(6,954,800,795)
Retained Earnings - Post-petition	2,759,491	—

TOTAL OWNERS’ EQUITY	(3,276,016,122)	(3,278,775,613)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$408,955,933	$400,986,138

(1)	Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.
(2)	See Form 2G for detailed explanation.
(3)	See note at Form 2-G

Rev. 4/2008

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: June 1, 2009 to June 30, 2009

	Current Month	Accumulated Total [1]	Prior Accum Totals

Total interest income	$1,132,266	$3,183,926	$2,051,660

Total interest expense (benefit) [a]	(418,338)	(1,236,843)	(818,505)

Gross Profit	1,550,604	4,420,769	2,870,165

Operating Expenses
Officer Compensation	30,217	60,434	30,217
Selling, General and Administrative	1,863,793	3,854,087	1,990,294
Rents and Leases	—	236,323	236,323
Depreciation, Depletion and Amortization	33,412	66,824	33,412
Other (list):	—	—	—
______	—	—	—

Total Operating Expenses	1,927,422	4,217,668	2,290,246

Operating Income (Loss)	(376,818)	203,101	579,919

Non-Operating Income and Expenses
Fee income [b]	2,757,408	4,608,175	1,850,767
Gains (Losses) on Sale of Assets	—	—	—
Mortgage servicing income	—	—	—
Earnings from subsidiaries	191,587	741,041	549,454
Other Non-Operating Income	7,221	11,161	3,940

Net Non-Operating Income or (Expenses)	2,956,216	5,360,377	2,404,161

Reorganization Expenses
Legal and Professional Fees	1,473,272	2,671,280	1,198,008
Other Reorganization Expense	46,405	132,707	86,302

Total Reorganization Expenses	1,519,677	2,803,987	1,284,310

Net Income (Loss) Before Income Taxes	1,059,721	2,759,491	1,699,770

Federal and State Income Tax Expense (Benefit)	—	—	—

NET INCOME (LOSS)	$1,059,721	$2,759,491	$1,699,770

[1]	Accumulated Totals include all revenue and expenses since the petition date.
[2]	Reflects amortization of derivatives.
[3]	Represents mortgage loan servicing activity.

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: June 1, 2009 to June 30, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance(1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance

Income Tax Withheld:
Federal	$—	$19,444	$19,444	6/15/2009	Wire	$—
		17,314	17,314	6/26/2009	Wire	—
State	—	4,798	4,798	6/15/2009	Wire	—
		4,311	4,311	6/26/2009	Wire	—
FICA Tax Withheld	—	11,418	11,418	6/15/2009	Wire	—
		10,423	10,423	6/26/2009	Wire	—
Employer’s FICA Tax	—	11,418	11,418	6/15/2009	Wire	—
		10,423	10,423	6/26/2009	Wire	—
Unemployment Tax
Federal	—	549	549	6/15/2009	Wire	—
		194	194	6/26/2009	Wire	—
State	—	2,786	2,786	6/15/2009	Wire	—
		2,126	2,126	6/26/2009	Wire	—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax:
Federal	—	—	—			—
State	—	—	—			—
Other:	—	—	—			—

TOTALS	$—	$95,204	$95,204			$—

(1)	For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2010	7/1/2010

General Liability	N/A

Property (Fire, Theft)	N/A

Vehicle	N/A

Employment Practices Liability	Lexington Insurance Company	3,000,000	3/17/2010	3/17/2010

Directors & Officers	XL Specialty Insurance Co.	30,000,000	5/1/2010	5/1/2010

Investment Counselors Liability	U.S. Specialty Insurance Co.	30,000,000	5/1/2010	5/1/2010

Rev. 4/2008

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 6/1/2009 to 6/30/2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable		Post Petition Accounts Payable

Under 30 days	$1,379,752	[a]	$3,048,520	[b]
30 to 60 days	3,305,688		41,748
61 to 90 days	—		—
91 to 120 days	—		—
Over 120 days	—		—

Total Post Petition	4,685,440

Pre Petition Amounts	7,807,413	[c]

Total Accounts Receivable	12,492,853

Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$12,492,853

Total Post Petition Accounts Payable			$3,090,268

[a]	See Exhibit B for Accounts Receivable Aging
[b]	See Exhibit C for Accounts Payable Aging
[c]	Includes excrow and other non-P&I advances receivable from in excess of 3300 mortgage holders. Aging information is not available; all balances, both prepetition and post petition, are reported as prepetition.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due *
Debtor’s Counsel	$1,124,000	$347,500	$—		$748,695
Debtor’s Special Counsel	750,000	97,226			204,641
Debtor’s Financial Advisor	250,000	400,000			688,772
Creditors’ Committee’s Counsel	100,000	352,888	—		678,111
Unsecured Creditors’ Financial Advisor	—	166,820			337,001
Trustee’s Counsel	—	—	—		—
Other: Claims Agent	—	—	17,600		62,312

Total	$2,224,000	$1,364,434	$17,600		$2,719,532

*	Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Larry A. Goldstone	Senior Executive VP, CEO	None	$—
Clarence G. Simmons III	Senior Executive VP, CFO	Expense Reimbursement	7,148
Deborah J Burns	Senior VP, Asst Secretary	Wages	17,718
Deborah J Burns	Senior VP, Asst Secretary	Expense Reimbursement	628
Michael Coltharp	Senior VP, Controller	Wages	13,269
Charles Macintosh	Senior VP, Treasurer	Wages	15,077

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: June 30, 2009

QUARTERLY DISBURSEMENT CALCULATION

1	Disbursements made in calendar quarter

April 2009	$—
May 2009	686,341
June 2009	389,949

Quarterly Total	$1,076,290

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calendar quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending June 30, 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Debtors reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Debtors reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtors prepared this Monthly Operating Report with the assistance of their financial advisor, Protiviti, Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtors.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending June 30, 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

Since the initial filings with the court on May 1, 2009 of voluntary cases under chapter 11 of the United States Code in the United States Bankruptcy Court for the District of Maryland, the Debtors and their advisors have participated in the first day hearing, had several phone calls with the US Trustee, and complied with the instructions provided by both. Specifically, the Debtors have complied with all the first day orders of the court. In addition, the Debtors have either closed accounts as agreed with the United States Trustee or converted their bank accounts to debtor in possession accounts with financial institutions approved by the US Trustee to the extent cooperation by creditors was provided, if needed.

The Debtors, the Official Committee of Unsecured Creditors (the “Committee”) and their respective advisors continue to work together in a collaborative manner. The parties’ respective advisors were in frequent contact during the month and made progress in addressing the Committee’s information requests.

The Office of the United States Trustee conducted an initial debtor interview on June 3, 2009, at which the Debtors were represented by their counsel and financial advisor. The meeting of creditors was conducted on June 10, 2009 by the United States Trustee pursuant to § 341 of the Bankruptcy Code, at which meeting Clarence G. Simmons, III, the Chief Financial Officer of the Thornburg Debtors(1), and Tom Apel, the Chief Executive of ADFITECH, Inc., each appeared and testified. The United States Trustee held open the meeting of creditors pending the filing and review of Statements of Financial Affairs and Schedules by the Thornburg Debtors.

On June 19, 2009, the Court entered an order that granted the Debtors’ Motion to Reject Certain Unexpired Leases Effective as of the Petition Date.

On June 26, 2009, the Debtors filed their Periodic Report Regarding Value, Operations and Profitability of Entities in which the Estate of Thornburg Mortgage Inc. Holds a Substantial or Controlling Interest (Official Form 26).

On June 30, 2009, each of the Thornburg Debtors filed its Statement of Financial Affairs and Schedules with the Court. Thereafter, the United States Trustee concluded the meeting of creditors without the need for further testimony by the Debtors.

By agreement with the United States Trustee, the time for filing by the Debtors of monthly operating reports for the month of May was extended. The Thornburg Debtors filed their Monthly Operating Report for the Period Ending May 31, 2009 on July 14, 2009.

(1)	The “Thornburg Debtors” are Thornburg Mortgage, Inc., Thornburg Mortgage Acquisition Subsidiary, Inc., Thornburg Mortgage Home Loans, Inc., and Thornburg Mortgage Hedging Strategies, Inc.

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending June 30, 2009

Unusual Accounting Transactions:

Surety Bond Transactions:

In the Month of May 2009, Thornburg Mortgage Home Loan’s (TMHL) surety bond issuer made claims against TMHL’s letters of credit held at Century Bank. Century Bank paid the claim amounts to the surety bond issuer by drawing on an existing TMHL promissory note. TMHL has recorded a $3.3 million note payable to Century Bank to reflect this transaction.

Century Bank also withdrew $3.3 million from a TMHL cash collateral account at Century Bank and is reportedly currently holding those funds in a suspense or other separate account. TMHL has recorded an accounts receivable for $3.3 million withdrawn by Century Bank.

Market Value Swap Cash Collateral:

Thornburg Mortgage Hedging Strategies (TMHS) reported restricted auction swap cash collateral of $198.1 million as held by Credit Swiss International (CS). TMHS received an April 30, 2009 collateral statements from CS that reflected a total balance of $314.6 million, with TMHS reflecting unreconciled transactions of $123.0 million for a March 2009 auction call and $6.3 million of proceeds CS received from the April 2009 foreclosure of TMHL loans. These unreconciled transactions occurred prior to April 30, 2009 but were not reflected on the April 30, 2009 statements. The remaining $198.1 million of restricted auction swap cash collateral has been deemed to be held for auction obligations that will occur after TMHS filed for bankruptcy on May 1, 2009.

TMHS did not receive a May 2009 collateral statement from CS, and was informed through a June 26, 2009 email from CS that CS foreclosed on the collateral and no more collateral statements would be provided. TMHS continues to reflect the $198.1 million on its balance sheet as restricted cash collateral.

Market Value Swap Margin Call Obligations and Market Value Swap Liability

The Swap Margin Call Obligations reflected in the balance sheet represent an estimated deficiency on securities covered by market value swap agreements calculated as the difference between the estimated future values of the auction price of the securities and par balance of the securities at each respective future auction date.

The Market Value Swap Liability is the difference between the actual reported auction price of securities and par value of securities for executed auctions.

On June 25, 2009, TMST 2006-3 and Zuni 2006-OA1 securitizations had auction calls. TMHS had auction swap agreements to pay CS any deficiency between the auction price and par value. TMHS has not received notification of any deficiency associated with either of these auctions. CS has informed TMHS that the swap agreements were closed in April 2009. TMHS continues to report the estimated swap deficiencies related to TMST 2006-3 and Zuni 2006-OA1 as Swap Margin Call Obligations rather than Market Value Swap Liabilities on executed auctions based on the termination of the agreements prior to the actual auction dates.